EXHIBIT 10.7

                AMENDMENT TO RICHARDS BAY SLAG SALES AGREEMENT

THIS AMENDING AGREEMENT dated December 20, 2002 is made by and between RICHARDS BAY IRON AND TITANIUM (PROPRIETARY) LIMITED, a South African corporation with offices at Richards Bay, Natal, South Africa (hereafter called "RBIT") and KRONOS INC., a Delaware corporation with offices at 5 Cedar Brook Drive, Cranbury, New Jersey, 08512, USA (hereinafter "Buyer").

WHEREAS RBIT and Buyer entered into an agreement for the purchase and sale of titanium bearing slag produced at RBIT's plant at Richards Bay, Natal, South Africa (hereafter "RBIT Product") dated as of the 1st day of May, 1995, amended as of November 3, 1997, May 1, 1999 and June 1, 2001 (hereinafter called the "Agreement");

WHEREAS the parties wish to amend and extend the Agreement for the sale and purchase of RBIT Product;

NOW THEREFORE, for and in consideration of the covenants and conditions herein contained, the parties hereto agree to amend the Agreement as follows:

1. Article III shall be replaced with the following:

      This Agreement shall be in effect for a term of thirteen (13) years commencing on January 1, 1995 up to and including December 31, 2007 (the "Term"), subject to prior termination as hereinafter provided.

2. Paragraph D of Article IV of the Agreement shall be replaced by the following:

      "For 1998 onward the annual Contracted Quantity shall be as follows:

      [***]


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                                       -2-

      Buyer shall commit to the actual quantity to be purchased in each of such years within the above range by written notice to RBIT on or before September 30th of the previous year, failing which such quantity shall be determined by RBIT.

      [***]

3. The provisions of Paragraph E of Article IV of the Agreement shall also be interpreted to apply to the Total Quantity and any required adjustments shall be reflected in the Final Annual Invoice of January 2008.

4.    Articles V.A.4. and 5. shall be replaced with the following:

      "4. For 2002, the Basic Price of RB Slag shall be the 2001 Basic Price. [***]

      5. For 2003, the Basic Price of RB Slag shall be [***] per ton. For 2004 to 2007 inclusively, the Basic Price of RB Slag shall be the previous year's Basic Price plus Escalation as herein defined."



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                                      -3-

5.    [***]

6.    Article VIII.A is amended to [***] the time of payments to [***].

7. The parties hereby ratify and confirm the terms and conditions of the Agreement not specifically amended pursuant to this Amending Agreement.

IN WITNESS WHEREOF, the parties have caused this Amending Agreement to be executed by their duly authorized representatives.


RICHARDS BAY IRON AND TITANIUM                KRONOS INC.
(PROPRIETARY) LIMITED

By:     /s/ P. J. Scheepers                   By:    /s/ D. C. Weaver
        --------------------------------             ---------------------------

Name:   P. J. Scheepers                       Name:  D. C. Weaver
        --------------------------------             ---------------------------

Title:  G. M. Marketing                       Title: V.P.
        --------------------------------             ---------------------------